AMENDMENT NO. 1

TO

SHARE EXCHANGE AGREEMENT

by and among

PLEASANT KIDS, INC.;

NEXT GROUP HOLDINGS, INC.;

CALVIN LEWIS, AN INDIVIDUAL;

AND

ROBERT RICO, AN INDIVIDUAL

This AMENDMENT NO. 1 TO SHARE EXCHANGE AGREEMENT, dated effective as of October 15, 2015 (this “Amendment”), is by and among Pleasant Kids, Inc., a Florida corporation (“PLKD”); Next Group Holdings, Inc., a Florida corporation (“NGH”); Calvin Lewis, President and a director of PLKD, in his individual capacity (“Lewis”); and Robert Rico, Chief Executive Officer and a director of PLKD, in his individual capacity (“Rico”, and together with PLKD, NGH and Lewis, each a “Party” and, collectively, the “Parties”). Capitalized terms used, but not defined, in this Amendment have the meanings given to such terms in the Agreement (defined below).

WHEREAS, the Parties are parties to that certain Share Exchange Agreement dated as of August

15, 2015 (the “Agreement”); and

WHEREAS, the Parties desire to amend the terms and conditions of the Agreement pursuant to

Section 8.3 of the Agreement as more particularly set forth herein.

NOW, THEREFORE, in consideration of the respective representations, warranties and covenants contained in this Amendment, and intending to be legally bound, the Parties agree as follows:

1. Section 3.02 of the Agreement is hereby deleted in its entirety and replaced with the following:

Section 3.02 Closing. The closing ("Closing") of the transactions contemplated by this Agreement shall be on a date, at such place and at such time as the parties may agree (“Closing Date”), subject to the satisfaction of the covenants and conditions set forth in this Agreement, including the completion of an audit of the financial statements of the NGH Group for the periods ended December 31, 2013 and December 31, 2014 by an auditor approved by the Public Company Account Oversight Board, but no later than November 30, 2015, which date may be extended for an additional 60 days by mutual agreement of the parties to this Agreement.

2. Effect of this Amendment. Except as amended and set forth above, the Agreement shall continue in effect in accordance with its terms without modification.

3. Choice of Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Florida (excluding application of any choice of law doctrines that would make applicable the law of any other state or jurisdiction) and, where appropriate, applicable federal law. All claims and disputes arising under or in connection with this Amendment, whether for or in respect of, breach of contract, tort, equity, or otherwise, shall be adjudicated exclusively in the United States District Court for the District of Florida. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING (WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATED TO THIS AMENDMENT.

4. Counterparts. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile, pdf or other similar method of electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

5. Entire Agreement. This Amendment, together with the Agreement, and all exhibits and schedules attached hereto and thereto, constitute the entire agreement among the Parties hereto pertaining to the subject matter hereof or thereof, and any and all other written or oral agreements existing among the parties hereto are expressly cancelled.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed by their respective authorized officers as of the date first written above.

Pleasant Kids, Inc.

Next Group Holdings, Inc.

By: /s/ Calvin Lewis

By: /s/ Arik Meimoun

Calvin Lewis, President

Arik Meimoun, CEO

By: /s/ Robert Rico

Robert Rico, CEO

/s/ Calvin Lewis

Calvin Lewis, in his individual capacity

/s/ Robert Rico

Robert Rico, in his individual capacity

[SIGNATURE PAGE TO NGH-PLKD SEA]

3